                                                            Exhibit 10(i)(J)(1)

            FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT

            This First Amendment (this "Amendment") dated as of February 24, 2000 between ALEXANDER'S OF FORDHAM ROAD, INC., a Delaware corporation, having an office at Park 80 West, Plaza II, Saddle Brook, New Jersey 07663 ("MORTGAGOR") and BANC OF AMERICA COMMERCIAL FINANCE CORPORATION (formerly known as Greyrock Capital Group Inc.), having an office at 187 Danbury Road, Wilton, Connecticut ("MORTGAGEE").

                                R E C I T A L S:

            A. Lender is the holder of that certain Mortgage and Security Agreement dated as of February 24, 1995 made by Alexander's Inc. ("Alexander's") to Mortgagee and recorded on February 27, 1995 in the office of the City Register, Bronx County, New York in Reel 1303, Page 457 (the "MORTGAGE"), which Mortgage encumbers the land described in Exhibit A hereto, the improvements thereon and other property more particularly described in the Mortgage, and which Mortgage was assumed by Mortgagor.

            B. The Mortgage secures that certain Promissory Note (Secured) dated February 24, 1995 in the original principal amount of $25,000,000 made by Alexander's to Mortgagee (the "ORIGINAL NOTE"), which Original Note was assumed by Mortgagor.

            C. Simultaneously with the execution and delivery hereof, Mortgagor and Mortgagee are executing and delivering an amendment and restatement of the Original Note (the "RESTATED NOTE"), which Restated Note, among other things, extends the term of the loan secured by the Mortgage and provides for the accrual of part of the interest on the Loan.

            D. Mortgagor and Mortgagee desire to amend the Mortgage so as to, among other things, confirm that it will secure the Restated Note.

            NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all of the parties hereto, and to induce Mortgagee to accept the Restated Note, the parties hereto agree as follows:

            1. DEFINITIONS. All capitalized terms used and not defined herein shall have the respective meanings given such terms in the Mortgage.

            2. NOTE. All references in the Mortgage to "Note" shall be deemed to refer to the Restated Note, as the same may hereafter from time to time be amended, extended, consolidated, replaced, supplemented, substituted for, restated, severed or otherwise modified.

            3.  LEASES.

                        (a) Mortgagor shall not enter into any lease, occupancy agreement or license agreement with respect to the Mortgaged Property or any part thereof, or any other agreement with respect to the Mortgaged Property or any part thereof (other than a service contract that can be terminated without penalty or premium on not more than 30 days notice to the other party to such service contract) without the prior written consent of Mortgagee in each instance; provided, however, that Lender shall not unreasonably withhold, delay or condition its consent to any lease. Mortgagee shall enter into a subordination, nondisturbance and attornment agreement ("SNDA") in the form attached hereto as Exhibit B with any tenant under a lease that has been approved or been deemed approved by Mortgagee in accordance with this Paragraph 3, and Mortgagee shall in good faith consider requests made by any such tenant to make changes to such form (although Mortgagee shall not be obligated to make such changes). In addition, in the case of a Credit Lease (as hereinafter defined) only, the form of SNDA shall be modified to give the tenant a right (so long as the tenant is not in default under the lease beyond any applicable grace period) to offset against rent (i) the amount of any contribution for tenant improvements which the landlord under the lease is obligated to pay but does not pay when due and/or (ii) the reasonable cost of any tenant improvements that the landlord under the lease is obligated to perform that were performed by tenant after the landlord failed to perform same when required under the lease and the expiration of any grace period available to the landlord. Notwithstanding anything to the contrary contained in the foregoing, Lender shall not be obligated to approve any lease or negotiate or enter into any SNDA at any time that an Event of Default is continuing or after Mortgagor has given a Borrower Notice (as such term is defined in that certain Trigger Agreement dated the date hereof between Guarantor and Lender). "Credit Lease" means a lease with an investment grade rated tenant on market terms for a term of at least five years.

                        (b) The following procedure shall be followed regarding lease approvals. Mortgagor may but shall not be required to submit to Mortgagee and Mortgagee's Counsel (as hereinafter defined) a term sheet summarizing the principal terms of the lease (together with, at Mortgagor's option, a draft of the proposed lease), accompanied by a request (the "First Request") for approval thereof and also accompanied by, to the extent that Mortgagor was able to obtain them after having used reasonable efforts to do so, the respective current financial statements of the lessee under such proposed lease and the guarantor(s), if any, of such lessee's obligations thereunder. If Mortgagee does not notify Mortgagor of its approval or disapproval of the term sheet (and, if applicable, lease draft) within five Business Days after the term sheet (and, if applicable, lease draft) and accompanying materials are received by Mortgagee and Mortgagee's Counsel, Borrower may submit a second request (the "Second Request") to Mortgagee and Mortgagee's Counsel which shall be identical to the First Request. If Mortgagee does not notify Mortgagor of Mortgagee's approval or disapproval of the term sheet (and, if applicable, lease draft) within two Business Days after the Second Request is received by Mortgagee and Mortgagee's Counsel, the term sheet (and, if applicable, the lease draft) shall be deemed approved, provided the First Request and the Second Request each contained the legend set forth in the last sentence of this Section. Mortgagor shall also submit to Mortgagee and Mortgagee's' Counsel a request (also, a "First Request") for approval of the lease itself, accompanied by (1) a copy of the proposed lease, executed by the tenant, (2) any guaranty(ies) of said lease, and (3) if the lease is based on Mortgagor's standard form, a copy of the lease marked to show changes from the approved standard lease form, or, if a draft has previously been submitted, a copy of the lease marked to show changes from such draft. If Mortgagee does not notify Mortgagor of Mortgagee's approval or disapproval of the lease within five Business Days after the lease and accompanying materials are received by Mortgagee and Mortgagee's Counsel, Mortgagor may submit a second request (also, a "Second Request") to Mortgagee and its counsel which shall be identical to the First Request. If Mortgagee does not notify Mortgagor of Mortgagee's approval or disapproval of the lease within two Business Days after the Second


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Request is received by Mortgagee and Mortgagee's Counsel, the lease shall be deemed approved, provided the First Request and the Second Request each contained the legend set forth in the last sentence of this Section. Mortgagee may not object to any lease term that was in a term sheet or draft lease that was previously approved (or deemed approved) by Mortgagee. To the extent plans (or schematic plans) are included in the documents constituting a lease, Mortgagee and its construction consultant shall have the right to review the same (at Mortgagor's expense) as part of the lease approval process and, if such plans call for structural work, Landlord shall have an additional two (2) Business Days to notify Tenant of its approval or disapproval thereof. All requests made pursuant to this Paragraph 3 shall be made in accordance with the notice provisions set forth in the Restated Note, with an additional copy to Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022, Attention Louis J. Hait, Esq. ("Mortgagee's Counsel"). Each request for approval of a lease, lease draft or term sheet pursuant to this Section shall make specific reference to the provisions of this Section and shall expressly state, in all capital letters on the first page thereof: "YOU ARE HEREBY REMINDED THAT YOUR FAILURE TO PROVIDE NOTIFICATION OF APPROVAL OR DISAPPROVAL NOT LATER THAN [for First Request: FIVE (5) BUSINESS DAYS][for Second Request:
TWO (2) BUSINESS DAYS or, in the case of a lease including structural plans, FOUR (4) BUSINESS DAYS] AFTER YOUR RECEIPT OF THIS REQUEST, SHALL BE DEEMED TO CONSTITUTE YOUR APPROVAL HEREOF."

                        (c) Notwithstanding anything to the contrary contained in this Paragraph 3, (i) in no event shall Mortgagee have any obligation to approve or consent to, and in no event shall Mortgagee be deemed to have approved or consented to, any Lease that contains a purchase option, or a right of first refusal or right of first offer, with respect to a sale of the Mortgaged Property or any part thereof or interest therein, and (ii) in no event shall a lease be deemed approved if the term sheet or draft lease with respect thereto was disapproved and, notwithstanding anything to the contrary contained in this Section, no lease or term sheet shall be deemed approved during the existence of an Event of Default.



            4. CASH MANAGEMENT. Prior to entering into any lease, occupancy agreement or license agreement with respect to the Mortgaged Property or any part thereof, Mortgagor (i) shall open a trust account (the "CLEARING ACCOUNT ") at a bank selected by Mortgagor and reasonably acceptable to Mortgagee (the "CLEARING BANK ") and (ii) shall execute and deliver to Mortgagee, and shall cause the Clearing Bank and any manager of the Mortgaged Property to execute and deliver to Mortgagee, an agreement in the form of Exhibit C hereto (the "CLEARING ACCOUNT AGREEMENT"). Mortgagor shall cause all Property Income to be transmitted directly by all tenants, occupants and licensees of the Mortgaged Property into the Clearing Account as more fully described in the Clearing Account Agreement. Without in any way limiting the foregoing, all Property Income received by Mortgagor or any manager of the Mortgaged Property shall be deposited into the Clearing Account within one Business Day of receipt. Funds deposited into the Clearing Account shall be swept by the Clearing Bank on a daily basis into Mortgagor's operating account at the Clearing Bank, unless an Event of Default is continuing, in which event such funds shall be swept on a daily basis to a bank account designated and controlled by Mortgagee (the "DEPOSIT ACCOUNT ") and applied to the Loan and/or Operating Expenses in such order and manner as Mortgagee may elect in its sole and absolute discretion, subject, however, to the provisions of Paragraph 2(d) of the Trigger Agreement. The Deposit Account will be under


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

the sole control and dominion of Mortgagee, and Mortgagor shall have no right of withdrawal therefrom. Mortgagor shall pay for all expenses of opening and maintaining all of the above accounts.

            5. PRINCIPAL AMOUNT. As of the date hereof, the outstanding principal amount secured by the Mortgage as amended hereby is $21,262,848.54. The Mortgage as amended hereby does not secure any new or further principal indebtedness other than the principal indebtedness secured by the Mortgage.

            6. CONFLICTS. In the event of any conflict between the terms of this Amendment and the terms of the Mortgage, the terms of this Amendment shall control.

            7. FULL FORCE AND EFFECT. As amended hereby the Mortgage remains in full force and effect. Mortgagor has no offsets, defenses or counterclaims with respect to any of its obligations under the Mortgage as amended hereby, the Restated Note or any of the other Loan Documents (including, without limitation, the Assignment and the Assignment of Licenses, Permits and Approvals and Contracts and Agreements and Equipment Leases).

            8. NOTICES. All notices given under this Amendment or the Mortgage shall be given in accordance with Section 9 of the Restated Note.



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




            IN WITNESS WHEREOF, each of the undersigned has duly executed or caused this Agreement to be duly executed as of the day and year first above written.

                                     ALEXANDER'S OF FORDHAM ROAD, INC.


                                     By: /s/ Irwin Goldberg
                                         ----------------------------


                                     BANC OF AMERICA COMMERCIAL FINANCE
                                     CORPORATION



                                     By: /s/ Leslie S. Brown
                                         ----------------------------
                                     Name: Leslie S. Brown
                                     Title: Vice President

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

            On the ____ day of April, in the year 2000, before me, the undersigned, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


---------------------------
Notary Public




STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

            On the ____ day of April, in the year 2000, before me, the undersigned, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


---------------------------
Notary Public

                                    Exhibit A

                                Legal Description

                                    Exhibit B

                           CLEARING ACCOUNT AGREEMENT

                        CLEARING ACCOUNT AGREEMENT (the "AGREEMENT") dated as of ________, 1999 among ______________, having an address at ___________________
(the "CLEARING BANK"), ALEXANDER'S OF FORDHAM ROAD INC., a Delaware corporation, having an office at Park 80 West, Plaza II, Saddle Brook, New Jersey 07663 ("BORROWER") and BANC OF AMERICA COMMERCIAL FINANCE CORPORATION, having an address at 187 Danbury Road, Wilton Connecticut 06897 (together with its successors and assigns, "LENDER").

                              W I T N E S S E T H:

RECITALS:



a) Pursuant to certain loan documents (collectively, the "LOAN DOCUMENTS"), between Lender and Borrower, Lender has made a loan to Borrower secured by a mortgage (the "MORTGAGE"), on certain real property owned by Borrower and known as 2501-2511 Grand Concourse and 2519-2525 Creston Avenue in Bronx, New York (the "PROPERTY");
b)
c) [Borrower and _________________ (the "MANAGER") are parties to a management agreement with respect to the Property pursuant to which the Manager has agreed to manage the Property;]
d)
e) The Loan Documents provide that all Rents (as defined in Section 13) shall be sent directly to a financial institution reasonably acceptable to Lender for deposit into an account designated and established by Lender or its designee; and
f)
g) Lender and Borrower desire to retain the Clearing Bank to provide the services described herein.
h)
i) NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
j)

2.  DUTIES OF THE CLEARING BANK.



       a. The Clearing Bank shall receive and process any deposits presented by Borrower, the Manager or any of their respective agents pursuant to Section 4 in accordance with the terms of this Agreement. The Clearing Bank shall also receive and process all Rents sent directly to the Clearing Bank by tenants at the Property. The receipts described in this paragraph (a) are collectively referred to herein as the "RECEIPTS." The Clearing Bank shall establish and maintain a collection account for the Property (the "CLEARING ACCOUNT"), into which the

              Clearing Bank shall deposit all Receipts received by it with respect to the Property. The Clearing Account shall be entitled as follows:

                 Name:                  Banc of America Commercial Finance Corporation,
                                        as mortgagee of Alexander's of Fordham Road, Inc.

                                        ----------------------
                 Account No.:
                                        ----------------------
                 ABA No.:
                                        ----------------------


               The Clearing Bank shall maintain a microfilm or other record of each Receipt which is processed by the Clearing Bank for a period of one year from the date of processing.

               a.          Items deposited with the Clearing Bank which are
                     returned for insufficient or uncollected funds will be re-deposited the first time. Items returned unpaid the second time for whatever reason shall be debited to the Clearing Account under advice and returned to Borrower. Borrower shall be liable to the Clearing Bank for the amount of any exchange or collection charges incurred by the Clearing Bank. Return item fees will be charged directly to the Clearing Account. The Clearing Bank shall send a monthly report to Borrower and Lender, which monthly report shall specify the amount deposited into the Clearing Account with respect to the Property for the previous month.

               a.          During any period other than a Cash Management Period
                     (as defined in Section 13), the Clearing Bank shall, on a daily basis, transfer funds from time to time on deposit in the Clearing Account to the operating account of Borrower at the Clearing Bank (Account No. _____) or as Borrower may otherwise direct by written notice to the Clearing Bank.

               a.          During a Cash Management Period, however, the
                     Clearing Bank shall disburse all amounts that are then in the Clearing Account by wire transfer (or transfer via the ACH system) of immediately available funds on a daily basis to the Deposit Account at the Deposit Bank (as defined in Section 13). Borrower hereby irrevocably instructs and authorizes the Clearing Bank to make transfers into the Deposit Account in accordance with this Section 1(d). The foregoing instructions are irrevocable and not subject to modification in any manner, except that Lender, its designee or its successor as servicer may, by written notice to the Clearing Bank amend or rescind such instructions. Simultaneously with any transfer to the Deposit Bank pursuant to this Section 1(d), the Clearing Bank shall send to the Deposit Bank, Lender and Borrower, via telecopy, a notice of wire transfer or ACH system advice setting forth the amount transferred.



1.          FEES.    To compensate the Clearing Bank for performing the
            herein-described services, Borrower agrees to pay the fees owed to the Clearing Bank. The Clearing Bank shall debit the Clearing Account under advice on a monthly basis or shall include its fees in an account analysis statement, in accordance with the particular arrangements between the Clearing Bank and Borrower.

1.          TERMINATION.

            a. The Clearing Bank may resign from obligations under this Agreement at any time after 30 days' prior written notice to the other parties hereto, but in no event shall the Clearing Bank be released of its obligations hereunder unless and until a substitute bank has been designated and assumed its respective obligations hereunder. With respect to the appointment of a successor to the Clearing Bank, Borrower and Lender shall use reasonable efforts to designate such a bank promptly after receipt of notice of resignation by the Clearing Bank and shall take all reasonable actions necessary to cause such designated successor promptly to assume the obligations of the Clearing Bank hereunder.

            a. Lender may terminate this Agreement at any time upon 30 days' prior written notice to the other parties hereto.

            a. Borrower may not unilaterally terminate this Agreement or close the Clearing Account established hereunder and the Clearing Bank shall not comply with any request from Borrower to close the Clearing Account.

1. MATTERS CONCERNING BORROWER AND MANAGER. Borrower and the Manager hereby agree to deposit with the Clearing Bank within one Business Day of receipt, all Rents received by Borrower or the Manager, respectively, with respect to the Property. Concurrently with the execution and delivery hereof, Borrower shall deliver a notice in the form of Exhibit A to each existing tenant at the Property directing them to remit their rent checks directly to the Clearing Bank, and shall also deliver such a notice to each future tenant at the Property.

1. INDEMNIFICATION. The Clearing Bank shall not be liable for any claims, suits, actions, costs, damages, liabilities or expenses or for any interruption of services, or incidental, consequential, special or punitive damages ("LIABILITIES") in connection with the subject matter of this Agreement other than Liabilities caused by the negligence or willful misconduct of the Clearing Bank, and Borrower hereby agrees to indemnify and hold harmless the Clearing Bank and the directors, officers, employees and agents of the Clearing Bank and the successors and assigns of the Clearing Bank from and against any and all Liabilities arising from or in connection with any acts or omissions taken by the Clearing Bank or any director, officer, employee or agent of any of them, as applicable, in connection with this Agreement, other than those Liabilities caused by the negligence or willful misconduct of the Clearing Bank.

1.          LENDER'S RIGHTS IN CLEARING ACCOUNT.

            a.          Borrower hereby pledges, transfers and assigns to
                     Lender, and grants to Lender, as additional security for Borrower's obligations under the Loan Documents, a continuing perfected security interest in and to, and a general first lien upon, all of Borrower's right, title and interest in and to (i) the Clearing

                     Account and all cash, property or rights transferred to or deposited in the Clearing Account from time to time, (ii) all earnings, investments and securities held in the Clearing Account, and (iii) any and all proceeds of the foregoing. Borrower further agrees to execute, acknowledge, deliver, file or do, at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to effectuate, assure, secure, assign, transfer and convey unto Lender any of the rights granted by this Section.

            a.          Borrower and Lender hereby notify the Clearing Bank of
                     the grant by Borrower to Lender of a security interest in the Clearing Account and all of the Borrower's right, title and interest in and to all cash, property and rights transferred or deposited in the Clearing Account. In addition, the Clearing Bank and Borrower each acknowledge and agree that the Clearing Account maintained hereunder is subject to the sole dominion, control and discretion of Lender and its authorized agents or designees, and Borrower shall have no right to close any such account or right of withdrawal with respect to any such account, except as expressly permitted under the Loan Documents, except with the prior written consent of Lender. Borrower shall be entitled to request and receive any information about the Clearing Account that it shall reasonably request from time to time. The Clearing Bank waives any right to offset any claim against Borrower which it might have against the Clearing Account maintained hereunder; provided, however, that the Clearing Bank retains the right to charge the Clearing Account for (i) any of the Clearing Bank's charges, fees and expenses provided for herein for which Borrower is responsible and (ii) all items deposited in and credited to such account and subsequently returned unpaid or with respect to which the Clearing Bank fails to receive final settlement.

1. SUCCESSORS AND ASSIGNS; ASSIGNMENTS. This Agreement shall bind and inure to the benefit of and be enforceable by the Clearing Bank, Borrower and Lender and their respective successors and assigns. Lender shall have the right to assign or transfer its rights under this Agreement without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Agreement; provided, however, that such assignee or transferee shall have delivered to the other parties hereto written confirmation that such assignee or transferee agrees to be bound by the terms of this Agreement and is also the assignee or transferee (or agent thereof) of the note secured by the Mortgage.

1. AMENDMENTS; OTHER AGREEMENTS. This Agreement may be further amended from time to time in writing by all parties hereto. This Agreement is supplemented by the terms of the Clearing Bank's deposit account agreement with Borrower, and to the extent the terms of such agreement conflict with this Agreement, the specific terms of this Agreement shall control.



1. NOTICES. Notices to the Clearing Bank should be sent to the address first above written or by telecopy to ___________, Attention:
       _______________; notices to Borrower should be sent to the address first above written or by telecopy to ________________, Attention:

       _____________; and notices to Lender should be sent to the address first above written or by telecopy to (203) 423-4003, Attention: Real Estate Administration (Attn: James Kaufman); or, in each case, to such other address as shall be designated in writing by the respective party to the other parties hereto. Unless otherwise expressly provided herein, all such notices, to be effective, shall be in writing (including by facsimile), and shall be deemed to have been duly given or made (a) when delivered by hand or by nationally recognized overnight carrier, (b) upon receipt after being deposited in the mail, certified mail and postage prepaid or (c) in the case of facsimile notice, when sent and electronically confirmed, addressed as set forth above.

1. GOVERNING LAW AND VENUE. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to conflicts of laws principles applied in New York). Borrower hereby submits to the nonexclusive jurisdiction of the state and federal courts of the State of New York for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

1. CERTAIN MATTERS AFFECTING THE CLEARING BANK. The Clearing Bank may rely and shall be protected in acting or refraining from acting upon any notice (including but not limited to electronically confirmed facsimiles of such notice) believed by it to be genuine and to have been signed or presented by the proper party or parties. The duties and obligations of the Clearing Bank set forth in this Agreement shall be determined solely by the express provisions of this Agreement, the Clearing Bank shall not be liable except for the performance of such party's duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Clearing Bank.

1. INTERPLEADER. If at any time the Clearing Bank, in good faith, is in doubt as to the action it should take under this Agreement, the Clearing Bank shall have the right to commence an interpleader action in the United States District Court for the State of New York and to take no further action except in accordance with joint instructions from Lender and Borrower or in accordance with the final order of the court in such action.

1. DEFINED TERMS. As used herein the following capitalized terms shall have the respective meanings set forth below:

       a. "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any day on which commercial banks in New York, New York are authorized or required to close.



       a. "CASH MANAGEMENT PERIOD" shall mean each period commencing upon the giving by Lender or its designee to the Clearing Bank of a notice stating either that an "Event of Default exists under the Loan Documents" or that "Borrower has delivered a Borrower Notice" and terminating upon the giving by Lender or its designee to the Clearing Bank of a notice stating that the Cash Management Period has ended. The Clearing Bank shall have no duty, obligation or right to inquire into the truth or accuracy of any such notice from Lender and Borrower hereby irrevocably directs and authorizes Clearing Bank to comply with any notice received from Lender.

       a.          "DEPOSIT ACCOUNT" shall mean the bank account as shall have at the time in question most recently been designated as such in a written notice from Lender to the Clearing Bank.

       a. "DEPOSIT BANK" shall mean the bank at which the Deposit Account is located.

       a. "RENTS" shall mean all rents, rent equivalents, moneys payable as damages (including payments by reason of a rejection of a lease in a bankruptcy proceeding) or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other payment and consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower, Manager or its agents or employees from any and all sources arising from or attributable to the Property and the improvements thereon, including, without limitation, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Property or rendering of services by Borrower, Manager or any of their agents or employees and proceeds, if any, from business interruption or other loss of income insurance.



                  [The rest of this page is left blank intentionally]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement in several counterparts (each of which shall be deemed an original) as from the date first above written.


                                               [CLEARING BANK]

                                               By:
                                                           -------
                                                           Name:
                                                           Title:

                                               ALEXANDER'S OF FORDHAM ROAD, INC.


                                               By:                 ,
                                                           -------

                                               BANC OF AMERICA COMMERCIAL
                                               FINANCE CORPORATION

                                               By:
                                                           -------
                                                           Name:
                                                           Title:




The Manager hereby agrees to the
provisions of Section 4 hereof


---------------------------------


By:
            ---------------------
            Name:
            Title:

                                    EXHIBIT A

                            FORM OF NOTICE TO TENANTS

                          [BORROWER'S NAME AND ADDRESS]

                                          , 1999
                               -----------


CERTIFIED MAIL
RETURN RECEIPT REQUESTED

[Name and Address of Tenant]

                        Re:         Lease of Space at
                                                      -------------------------
                                              ,               (the "Building")
                                     -----------------------------------------
Ladies and Gentlemen:

                        The undersigned is the owner of the Building and the landlord under your lease of space in the Building (your "Lease").

                        By this letter, you are hereby directed (1) to make all checks, in payment of rent and other sums due to the landlord under your Lease, payable to the order of "Alexander's of Fordham Road, Inc. for the benefit of Banc of America Commercial Finance Corporation, as mortgagee, Account No. ____________" , and (2) to deliver such checks or otherwise make such payments to the following address:

                       [Name and Address of Clearing Bank]

                        The foregoing direction is irrevocable, except with the written consent of our mortgagee, Banc of America Commercial Finance
Corporation (or its successors or assigns), notwithstanding any future contrary request or direction from the undersigned or any other person (other than Banc of America Commercial Finance Corporation (or its successors or assigns)). Thank you for your cooperation.

                                   Very truly yours,

                                   [BORROWER]

                                   By:
                                               ------------------------------
                                               Name:
                                               Title: